UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2017

STAPLES, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 28, 2017, Staples, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Arch Parent Inc., a Delaware corporation (the “Parent”), and Arch Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Merger Sub”).  The Merger Agreement provides, subject to its terms and conditions, for the acquisition of the Company by the Parent at a price of $10.25 per share of the Company’s common stock, par value $0.0006 (each, a “Share”), in cash, without interest and subject to deduction for any required withholding tax (the “Merger Consideration”), through the merger of the Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of the Parent (the “Surviving Corporation”).  The Parent and the Merger Sub are beneficially owned by affiliates of Sycamore Partners, L.P. (collectively, the “Sponsor”).  The Company’s Board of Directors (the “Board”) has unanimously approved the Merger and the Merger Agreement and recommended that stockholders adopt the Merger Agreement, and the Company has agreed to hold a stockholders meeting to submit the Merger Agreement to its stockholders for their consideration.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•                  each Share that is issued and outstanding immediately prior to the Effective Time (other than Shares held in the treasury of the Company or owned by any subsidiary of the Company, the Parent, the Merger Sub or any other affiliate of the Parent immediately prior to the Effective Time (all of which will be canceled) and Shares held by holders who properly exercise their appraisal rights under Delaware law) will be automatically converted into the right to receive the Merger Consideration;

•                  each Company stock option that is outstanding and unexercised immediately prior to the Effective Time will vest in full and automatically be canceled and converted into the right to receive the excess, if any, of the Merger Consideration over the exercise price per share of such stock option; provided that, in the event that the exercise price of any such stock option is equal to or greater than the Merger Consideration, such stock option will be canceled, without any consideration being payable in respect thereof and have no further force or effect;

•                  each Company restricted stock unit that is outstanding and will become vested, by its terms, as a result of the closing of the Merger (the “Closing”) will automatically be canceled and converted into the right to receive the Merger Consideration;

•                  each Company restricted stock unit that is outstanding and will not become vested, by its terms, on or before the Closing will automatically be canceled and converted into the contingent right to receive the Merger Consideration on the earlier of (i) the date on which the original vesting conditions applicable to such underlying restricted stock unit, including any accelerated vesting provisions set forth therein, are satisfied and (ii) 180 days following the Closing , subject to the holder’s continued service with the Company through the applicable date; provided that the 180 day period referenced in clause (ii) is extended to ten months for certain Company restricted stock units to be granted in July 2017;

•                  each outstanding and unvested Company performance share award held by a former employee of the Company (as determined immediately prior to the Effective Time) will automatically be canceled and converted into the right to receive the Merger Consideration with respect to the target number of Shares subject to such Company performance share award, as pro-rated in accordance with its terms; and

•                  each outstanding and unvested Company performance share award held by a person who is an employee of the Company immediately prior to the Effective Time will automatically be canceled and converted into the contingent right to receive the Merger Consideration with respect to the target number of Shares subject to such Company performance share award on the earlier of (i) the date on which the original vesting conditions applicable to such performance share award, including any accelerated vesting provisions set forth therein, are satisfied and (ii) 180 days following the Closing, subject to the holder’s continued service with the Company through the applicable date; provided that the Merger Consideration payable in respect of the Company performance share awards will be paid no later than March 15 of the year following the calendar year in which the Closing occurs.

In connection with the transactions contemplated by the Merger Agreement, the Company has agreed to suspend the payment of its regular quarterly dividend following payment of the July 13 dividend that has been previously announced.

The Merger Agreement contains customary representations and warranties from both the Company, on the one hand, and the Parent and the Merger Sub, on the other hand.  It also contains customary covenants, including covenants providing for each of the Company and the Parent to use its reasonable best efforts to cause the Merger to be consummated, and covenants requiring the Company, among other things, (i) to use commercially reasonable efforts to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) not to engage in specified types of transactions during such period, and (iii) not to solicit proposals or engage in discussions relating to alternative acquisition proposals or change the recommendation of the Board to the Company’s stockholders regarding the Merger Agreement, in each case except as otherwise permitted by the Merger Agreement, including in connection with the compliance by the Board with its fiduciary duties under applicable law.

Completion of the Merger is subject to customary closing conditions, including (i) adoption of the Merger Agreement by the Company’s stockholders, (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the Canada Competition Act and (iii) the absence of governmental injunctions or other legal restraints prohibiting the Merger.  In addition, the obligation of each party to consummate the merger is conditioned upon, among other things, the accuracy of the representations and warranties of the other party (subject to certain materiality exceptions), and material compliance by the other party with its covenants under the Merger Agreement.  The Parent’s obligations under the Merger Agreement are not subject to any financing condition.

The Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement.  UBS Investment Bank, BofA Merrill Lynch, Deutsche Bank, Credit Suisse, Royal Bank of Canada, Jefferies, Wells Fargo Bank, National Association and Fifth Third Bank have each agreed to provide debt financing for the transactions, subject to the terms and conditions set forth in a debt commitment delivered to the Merger Sub.  In addition, the Sponsor and certain co-investors have delivered equity commitment letters, pursuant to which, upon the terms and subject to the conditions set forth therein, they have committed to, and/or to cause one or more of its affiliates or co-investors to, capitalize the Parent at or prior to the closing of the Merger with the equity contributions.  The Merger Agreement requires the Parent to use its reasonable best efforts to arrange and obtain the financing on the terms and conditions described in the equity and debt financing commitments.

The Merger Agreement may be terminated, subject to the terms and conditions of the Merger Agreement: (i) by mutual written consent of the Parent and the Company; (ii) by either the Company or the Parent, if a governmental injunction or other legal restraint prevents the consummation of the Merger; (iii) by either the Company or the Parent, if the requisite vote of the Company’s stockholder has not been obtained; or (iv) by either the Company or the Parent upon the other party’s uncured material breach of any representation, warranty, covenant or agreement under the Merger Agreement.  The Merger Agreement may also be terminated by the Parent, if the Board fails to recommend or changes, or fails to reaffirm, its recommendation regarding the Merger or approves or recommends an alternative transaction or by the Company, to enter into a definitive agreement with respect to a superior proposal, subject to specified limitations.  Subject to certain conditions, the Company may terminate the Merger Agreement if the Parent fails to consummate the Merger upon satisfaction of the conditions to Closing and completion of a marketing period for the Parent’s debt financing.

In addition to the foregoing termination rights, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by December 22, 2017.

If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, the Company will be required to pay the Parent a termination fee of $171,000,000 (including under specified circumstances in connection with the Company’s entry into an agreement with respect to a superior proposal) or reimburse certain Parent expenses up to $15,000,000.  The Merger Agreement also provides that the Parent will be required to pay the Company a termination fee of $343,000,000 or reimburse certain Company expenses under certain specified circumstances set forth in the Merger Agreement.  The Sponsor and certain co-investors have provided the Company with a limited guarantee in favor of the Company guaranteeing Parent’s obligation to pay the reverse termination fee and certain other reimbursement obligations of the Parent and the Merger Sub pursuant to the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company, the Parent, the Merger Sub or their respective subsidiaries and affiliates.  The Merger Agreement contains representations and warranties by the Company, on the one hand, and the Parent and the Merger Sub, on the other hand, made solely for the benefit of the other.  The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Merger Agreement, including information in confidential disclosure schedules delivered in connection with the signing of the Merger Agreement.  Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company, on the one hand, and the Parent and the Merger Sub, on the other hand, rather than establishing matters as facts.  Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company, the Parent, the Merger Sub or their respective subsidiaries or affiliates at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2017, the Board adopted an amendment (the “By-law Amendment”) to the Company’s Amended and Restated By-laws (the “Amended and Restated By-laws”).  The By-law Amendment, which was effective upon adoption by the Board, designates the Court of Chancery of the State of Delaware as the sole and exclusive forum for any stockholder to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee, agent or stockholder of the Company to the Company or the Company’s stockholders, including, without limitation, a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, the certificate of incorporation or the by-laws of the Company (as each may be amended from time to time), or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine or other “internal corporate claim” as that term is defined in Section 115 of the General Corporation Law of the State of Delaware.

The foregoing description of the By-law Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the By-law Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01.  Other Events.

On June 29, 2017, the Company distributed the communications attached hereto as Exhibits 99.1 to 99.3, which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by the Parent.  The Company plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. This filing does not constitute a solicitation of any vote or approval.  The Proxy Statement will contain important information about the Parent, the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Parent and the Company through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Staples Investor Relations department at investor@staples.com.  In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at investor.staples.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The Company, and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers, including their ownership of the Company’s securities, is contained in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its proxy statement dated April 20, 2017, which are filed with the SEC.  Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Safe Harbor for Forward-Looking Statements

Statements in this filing regarding the proposed transaction between the Parent and the Company, the expected timetable for completing the transaction, future financial and operating results, future opportunities for the combined company and any other statements about the Parent and the Company managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue reliance on these forward-looking statements. The Company’s actual results may differ materially from such forward-looking statements as a result of numerous factors, some of which the Company may not be able to predict and may not be within the Company’s control.  Factors that could cause such differences include, but are not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy all of the closing conditions of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals in the U.S. and in foreign jurisdictions, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed Merger on the Company’s business, operating results, and relationships with customers, suppliers, competitors and others, (v) risks that the proposed Merger may disrupt the Company’s current plans and business operations, (vi) potential difficulties retaining employees as a result of the proposed Merger, (vii) risks related to the diverting of management’s attention from the Company’s ongoing business operations, and (viii) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed Merger. There are a number of important, additional factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including the factors described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 and its most recent quarterly report filed with the SEC. The Company disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2017	Staples, Inc.

	By:	/s/ Michael T. Williams
Michael T. Williams
Executive Vice President,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 28, 2017, among Staples, Inc., Arch Parent Inc. and Arch Merger Sub Inc.*

3.1	Amendment to Amended and Restated By-laws of Staples, Inc.

99.1	Letter from Shira Goodman to Staples US Directors, dated June 29, 2017.

99.2	Letter from Shira Goodman to Staples US Vice Presidents, dated June 29, 2017.

99.3	Letter from Shira Goodman to Staples Canadian Vice Presidents & Directors, dated June 29, 2017.

*      Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally a copy of any omitted schedule to the staff of the SEC upon request.